UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2022

HEARTBEAM, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-41060	47-4881450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2118 Walsh Avenue, Suite 210
Santa Clara, CA 95050
(Address of principal executive offices, including zip code)

(408) 899-4443
(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BEAT	NASDAQ
Warrant	BEATW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Increase Authorized Shares

As discussed below under Item 5.07, at the Special Meeting of Stockholders (the “Special Meeting”) held on November 14, 2022, the stockholders of HeartBeam, Inc. (the “Company”) approved an amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) to 100,000,000, and to authorize 10,000,000 shares of the Company’s “blank check” preferred stock (the “Preferred Stock”). The amendment to the Certificate of Incorporation became effective upon filing with, and acceptance for record by, the Secretary of State of Delaware on November 16, 2022.

A copy of the amendment to our Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 14, 2022, the Company held a Special Meeting virtually, via live webcast.

As of the close of business on September 30, 2022, the record date for the Special Meeting (the “Record Date”), 8,000,870 shares of the Company’s Common Stock were outstanding and entitled to vote. At the Special Meeting, a total of 6,076,749 votes, comprised of shares of the Company’s Common Stock, equivalent to approximately 75.95% of the outstanding votes, were represented in person or by proxy at the Special Meeting, constituting a quorum. The matters that were voted upon at the Special Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

1. The proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Common Stock to 100,000,000 shares:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
5,605,839	457,457	0	13,453

2. The proposal to approve an amendment to the Company’s Certificate of Incorporation to authorize 10,000,000 shares of “blank check” Preferred Stock:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
4,621,220	223,732	1,218,061	13,736

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
3.1	Certificate of Amendment of Certificate of Incorporation of HeartBeam, Inc. dated November 15, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HeartBeam, Inc.

Date: November 17, 2022	By:	/s/ Richard Brounstein
	Name:	Richard Brounstein
	Title:	Chief Financial Officer